UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 23, 2006

MedAire, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	C025328-02	86-0528631
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

80 E. Rio Salado Parkway, Suite 610, Tempe, Arizona		85281
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	480-333-3764

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

Robert F. Valente, our Senior Vice-President of Global Services, submitted his resignation, effective February 3, 2006, to the Company on January 20, 2006, and the Company issued a press release describing the expansion of its Strategic Alliance with Drum-Cussac, a risk management and corporate security company, on January 23, 2006.

The information contained in Exhibit 99.1 is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

99.1 Press Release Dated January 23, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MedAire, Inc.

January 23, 2006	By:	Joan Sullivan Garrett

Name: Joan Sullivan Garrett
Title: CEO & Chairman

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated January 23, 2006